Exhibit 99.2

Contact:	FOR RELEASE:
Richard E. Moran Jr.	October 28, 2002
Executive Vice President
and Chief Financial Officer
(310) 481-8483
or
Tyler H. Rose
Senior Vice President
and Treasurer
(310) 481-8484

KILROY REALTY CORPORATION REPORTS
7.5% INCREASE IN THIRD QUARTER FFO PER SHARE

LOS ANGELES, October 28, 2002—Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its third quarter ended September 30, 2002, with net income of $7.9 million, or $0.28 per share, compared to $9.3 million, or $0.34 per share in the third quarter of 2001. Revenues from continuing operations in the third quarter totaled $51.1 million, compared to $51.3 million in the third quarter of 2001.

For the first nine months of 2002, KRC reported net income of $26.3 million, or $0.95 per share, compared to $30.8 million, or $1.13 per share, in the first nine months of 2001. Revenues from continuing operations in the nine-month period totaled $154.6 million compared to $159.5 million in the same period of 2001.

KRC’s funds from operations (FFO) totaled $23.2 million, or $0.72 per share, in the third quarter of 2002, compared to $20.5 million, or $0.67 per share in the prior year’s third quarter. For the first nine months of 2002, FFO totaled $73.7 million, or $2.33 per share, compared to $70.6 million, or $2.31 per share, in the same period of 2001.

On Tuesday, October 29, 2002, KRC management will discuss earnings guidance for 2002 and 2003 during its earnings conference call. Based on management’s view of current market conditions and certain assumptions with regard to rental rates and other projections a FFO per share range of $3.04 to $3.06 for 2002 will be discussed. In addition, a FFO per share range of $2.75 to $3.00 for 2003 will be discussed.

All per-share amounts in this report are presented on a diluted basis.

In the quarter, KRC completed and stabilized an 89,000 square-foot office property in Del Mar for a total estimated investment of $24 million. At quarter’s end, KRC’s entire stabilized portfolio was 93% occupied. The company has an additional 608,419 square feet of space currently in lease-up or under construction, representing a total estimated investment of $199 million. These properties currently are 53% leased.

Some of the information presented in this release is forward-looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995. Although Kilroy Realty Corporation believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from Kilroy Realty’s expectations are set forth as risk factors in the company’s Securities and Exchange Commission reports and filings. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; Kilroy Realty’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs, including utility costs; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; its ability to complete current and future development projects on schedule and on budget; the demand for office space in markets in which Kilroy Realty has a presence; and risks detailed from time to time in the company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. Many of these factors are beyond Kilroy Realty’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, Kilroy Realty claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Kilroy Realty Corporation, a member of the S&P Small Cap 600 Index, is a Southern California-based real estate investment trust active in the office and industrial property sectors. For more than 50 years, the company has owned, developed, acquired and managed real estate assets primarily in the coastal regions of California and Washington. Principal submarkets for KRC’s current development program include West Los Angeles, El Segundo and coastal San Diego. At September 30, 2002, the company owned 7.6 million square feet of commercial office space and 5.2 million square feet of industrial space. More information can be found at www.kilroyrealty.com.

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KILROY REALTY CORPORATION
SUMMARY QUARTERLY RESULTS

(unaudited, in thousands, except per share data)

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	September 30, 2002	September 30, 2001	September 30, 2002	September 30, 2001
Revenues (including discontinued operations)	$51,111	$51,446	$155,011	$160,047

Net income available to common stockholders(1)	$7,885	$9,283	$26,349	$30,806

Weighted average common shares outstanding—basic	27,623	27,359	27,449	27,080
Weighted average common shares outstanding—diluted	27,839	27,587	27,733	27,315

Net income per share of common stock—basic	$0.29	$0.34	$0.96	$1.14
Net income per share of common stock—diluted	$0.28	$0.34	$0.95	$1.13

Funds From Operations	$23,170	$20,512	$73,680	$70,625

Weighted average common shares/units outstanding—basic(2)	31,918	30,421	31,360	30,303
Weighted average common shares/units outstanding—diluted(2)	32,134	30,648	31,644	30,538

Funds From Operations per common share/unit—basic(2)	$0.73	$0.67	$2.35	$2.33
Funds From Operations per common share/unit—diluted(2)	$0.72	$0.67	$2.33	$2.31

Common shares outstanding at end of period			27,928	27,426
Common partnership units outstanding at end of period			4,237	3,061

Total common shares and units outstanding at end of period			32,165	30,487

			September 30, 2002	September 30, 2001
Occupancy rates:
Los Angeles			86.3%	89.0%
Orange County			97.1%	96.4%
San Diego			93.3%	98.6%
Other			98.3%	98.9%

Weighted average total			93.1%	94.8%

Total square feet of stabilized properties owned at end of period:
Office			7,606	7,130
Industrial			5,193	5,243

Total			12,799	12,373

(1)	Net income after minority interests.
(2)	Calculated based on weighted average shares outstanding assuming conversion of all common limited partnership units outstanding.

KILROY REALTY CORPORATION CONSOLIDATED BALANCE SHEETS

(unaudited, in thousands)

	September 30, 2002	December 31, 2001
ASSETS

INVESTMENT IN REAL ESTATE:
Land and improvements	$297,305	$269,366
Buildings and improvements	1,290,575	1,140,499
Undeveloped land and construction in progress, net	109,700	191,129

Total investment in real estate	1,697,580	1,600,994
Accumulated depreciation and amortization	(270,951)	(241,665)

Investment in real estate, net	1,426,629	1,359,329
Cash and cash equivalents	9,878	16,487
Restricted cash	7,348	5,413
Current receivables, net	2,779	4,770
Deferred rent receivables, net	28,422	27,381
Deferred leasing costs, net	30,532	33,120
Deferred financing costs, net	6,873	3,948
Prepaid expenses and other assets	5,852	6,781

TOTAL ASSETS	$1,518,313	$1,457,229

LIABILITIES & STOCKHOLDERS’ EQUITY

LIABILITIES:
Secured debt	$473,268	$459,587
Unsecured line of credit	300,000	155,000
Unsecured term facility		100,000
Accounts payable, accrued expenses and other liabilities	37,766	53,879
Accrued distributions	15,922	14,634
Rents received in advance, tenant security deposits and deferred revenue	20,143	15,955

Total liabilities	847,099	799,055

MINORITY INTERESTS:
8.075% Series A Cumulative Redeemable
Preferred unitholders	73,716	73,716
9.375% Series C Cumulative Redeemable
Preferred unitholders	34,464	34,464
9.250% Series D Cumulative Redeemable
Preferred unitholders	44,321	44,321
Common unitholders of the Operating Partnership	68,522	49,176
Minority interest in Development LLCs		15,869

Total minority interests	221,023	217,546

STOCKHOLDERS’ EQUITY:
Common stock	278	274
Additional paid-in capital	503,184	479,295
Distributions in excess of earnings	(48,020)	(33,163)
Accumulated net other comprehensive loss	(5,251)	(5,778)

Total stockholders’ equity	450,191	440,628

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,518,313	$1,457,229

KILROY REALTY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2002	Three Months Ended September 30, 2001	Nine Months Ended September 30, 2002	Nine Months Ended September 30, 2001
REVENUES:
Rental income	$45,481	$44,826	$134,872	$134,902
Tenant reimbursements	5,280	5,882	17,576	17,537
Interest income	80	170	451	883
Other income	211	383	1,678	6,173

Total revenues	51,052	51,261	154,577	159,495

EXPENSES:
Property expenses	7,931	7,879	23,148	22,193
Real estate taxes	4,061	4,087	11,938	12,425
General and administrative expenses	2,966	2,796	9,582	8,870
Ground leases	319	379	1,035	1,146
Interest expense	8,966	10,605	27,025	31,879
Depreciation and amortization	14,744	12,838	46,060	39,079

Total expenses	38,987	38,584	118,788	115,592

Income from continuing operations before net gains on dispositions	12,065	12,677	35,789	43,903
Net gains on dispositions of operating properties		2,468	896	4,007

Income from continuing operations before minority interests	12,065	15,145	36,685	47,910

Minority interests:
Distributions on Cumulative Redeemable Preferred units	(3,375)	(3,375)	(10,125)	(10,125)
Minority interest in earnings of Operating Partnership attributable to continuing operations	(1,184)	(1,018)	(3,656)	(3,643)
Recognition of previously reserved Development LLC preferred return			3,908
Minority interest in earnings of Development LLCs		(1,547)	(1,024)	(2,152)

Total minority interests	(4,559)	(5,940)	(10,897)	(15,920)

Income from continuing operations	7,506	9,205	25,788	31,990

Discontinued operations:
Revenues from discontinued operations	59	185	434	552
Expenses from discontinued operations	(95)	(98)	(264)	(319)
Net gain on disposition of discontinued operations	470		470
Minority interest in earnings of Operating Partnership attributable to discontinued operations	(55)	(9)	(79)	(25)

Total discontinued operations	379	78	561	208

Net income before cumulative effect of change in accounting principle	7,885	9,283	26,349	32,198
Cumulative effect of change in accounting principle				(1,392)

Net income	$7,885	$9,283	$26,349	$30,806

Weighted average shares outstanding—basic	27,623	27,359	27,449	27,080
Weighted average shares outstanding—diluted	27,839	27,587	27,733	27,315

Net Income per common share—basic	$0.29	$0.34	$0.96	$1.14

Net Income per common share—diluted	$0.28	$0.34	$0.95	$1.13

KILROY REALTY CORPORATION
FUNDS FROM OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2002	Three Months Ended September 30, 2001	Nine Months Ended September 30, 2002	Nine Months Ended September 30, 2001
Net income	$7,885	$9,283	$26,349	$30,806
Adjustments:
Minority interest in earnings of Operating Partnership	1,239	1,027	3,735	3,668
Depreciation and amortization	14,516	12,123	44,962	37,123
Net gains on dispositions of operating properties	(470)	(2,468)	(1,366)	(4,007)
Cumulative effect of change in accounting principle				1,392
Non-cash amortization of restricted stock grants		547		1,643

Funds From Operations	$23,170	$20,512	$73,680	$70,625

Weighted average common shares/units outstanding—basic	31,918	30,421	31,360	30,303
Weighted average common shares/units outstanding—diluted	32,134	30,648	31,644	30,538

Funds From Operations per common share/unit—basic	$0.73	$0.67	$2.35	$2.33

Funds From Operations per common share/unit—diluted	$0.72	$0.67	$2.33	$2.31

KILROY REALTY CORPORATION
FUNDS AVAILABLE FOR DISTRIBUTION

(unaudited, in thousands, except per share data)

	Three Months Ended September 30, 2002	Three Months Ended September 30, 2001	Nine Months Ended September 30, 2002	Nine Months Ended September 30, 2001
Funds From Operations	$23,170	$20,512	$73,680	$70,625
Adjustments:
Amortization of deferred financing costs	457	408	1,677	1,188
Tenant improvements, leasing commissions and recurring capital expenditures	(2,394)	(2,240)	(4,031)	(6,919)
Net effect of straight-line rents	(1,948)	(1,927)	(3,079)	(4,514)

Funds Available for Distribution	$19,285	$16,753	$68,247	$60,380

Funds Available for Distribution per common share/unit—basic	$0.60	$0.55	$2.18	$1.99

Funds Available for Distribution per common share/unit—diluted	$0.60	$0.55	$2.16	$1.98